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                                                                  EXHIBIT 10.26

                               SECURITY AGREEMENT
                               ------------------


         THIS SECURITY AGREEMENT is made as of July 7, 1999, by and among DIEDRICH COFFEE, INC., COFFEE PEOPLE, INC., COFFEE PEOPLE WORLDWIDE, INC., GLORIA JEAN'S, INC., EDGLO ENTERPRISES, INC., GLORIA JEAN'S GOURMET COFFEES CORP., GLORIA JEAN'S GOURMET COFFEES FRANCHISING CORP., and all future Subsidiaries who hereafter become parties hereto (collectively, the "Debtors" and each individually, a "Debtor") and BANKBOSTON, N.A. (the "Secured Party").

         FOR VALUE RECEIVED, the receipt of which is hereby acknowledged, including without limitation, enabling the Debtors to obtain credit or other financial accommodations from the Secured Party, each Debtor hereby agrees as follows:

         Section 1. Definitions. All capitalized terms used herein or in any certificate, report or other document delivered pursuant hereto shall have the meanings assigned to them below (unless otherwise defined). Except as otherwise defined, terms defined in the Uniform Commercial Code shall have the meanings set forth therein.

         Accounts. All rights of any Debtor to payment for goods sold or leased or for services rendered, all sums of money or other proceeds due or becoming due thereon, all instruments pertaining thereto, all guarantees and security therefor, and such Debtor's rights pertaining to and interest in such goods, including the right of stoppage in transit, replevin or reclamation; all chattel paper; all credit card receivables; all franchise and development fees and other fees under franchising agreements or otherwise; all royalties; all amounts due from Affiliates of such Debtor whether under intercompany notes or otherwise; all other rights and claims to the payment of money, under contracts or otherwise, including amounts due from Affiliates, tax refunds and insurance proceeds; and all other property constituting "accounts" as such term is defined in the Uniform Commercial Code.

         Business Day. The meaning specified for such term in the Credit Agreement.

         Collateral. See Section 2.

         Credit Agreement. The Credit Agreement of even date herewith among the Debtors and the Secured Party, as amended, restated, replaced, supplemented or otherwise modified from time to time.

         Encumbrance. The meaning specified for such term in the Credit
Agreement.

         Equipment. All machinery, equipment and fixtures, restaurant equipment and fixtures, office furniture, furnishings and trade fixtures, specialty tools and parts, motor vehicles and materials handling equipment of any Debtor, together with such Debtor's interest in, and right to, any and all manuals, computer programs, data bases and other materials relating to the use,

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operation or structure of any of the foregoing; and all other property constituting "equipment" as such term is defined in the Uniform Commercial Code.

         Event of Default. The meaning specified for such term in the Credit Agreement.

         General Intangibles. All of the Debtors' presently existing or hereafter acquired or arising general intangibles (including, those arising under concession agreements, franchise agreements, lease agreements or other agreements) and other personal property including any and all royalties, franchise fees, choses or things in action, recipes, all rights with respect to all patents, together with any reissue, extension or renewal thereof, all patent applications, all patent licenses, all trademarks, service marks, trademark and service mark applications, trade names, trade styles, patents, copyrights, mask works and trade-secrets information and all goodwill associated with the foregoing, and all other proprietary rights and rights to prevent others from doing acts that constitute unfair competition with any Debtor or misappropriation of its property, including without limitation any sums (net of expenses) that any Debtor may receive arising out of any claim for infringement of its rights in any of the foregoing, and all rights of any Debtor under contracts to enjoy performance by others or to be entitled to enjoy rights granted by others, including without limitation any licenses (including liquor licenses to the extent a security interest may be granted in a liquor license under applicable law), franchises and purchase orders; all rights to prevent others from entering into competition with any Debtor; all tax refunds and tax refund claims; all deposit accounts; all rights, title and interest of each Debtor in and to all literature, reports, catalogs, documents, books, records and other information (on whatever medium recorded, and including without limitation computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained by such Debtor that reflect the conduct of such Debtor's business, such as financial records, marketing and sales records, research and development records, and design, engineering and manufacturing records; all rights under service bureau service contracts; all computer data and the concepts and ideas on which said data is based; all developmental ideas and concepts, papers, plans, schematics, drawings, blueprints, sketches and documents; all data bases; all monies due or recoverable from pension funds; all economic interests (including money due or to become due) under partnership agreements, whether as a general partner or a limited partner; all Intercompany Notes; all customer lists and route lists; and all other property constituting "general intangibles" as such term is defined in the Uniform Commercial Code.

         Inventory. All goods, merchandise and other personal property (including warehouse receipts and other negotiable and non-negotiable documents of title covering any such property) of any Debtor that are held for sale, lease or other disposition, or for display or demonstration, or leased or consigned, or that are raw materials, piece goods, work-in-process or materials used or consumed or to be used or consumed in such Debtor's business, whether in transit or in the possession of such Debtor or another, including without limitation all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and goods located on the premises of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other third parties; all proprietary rights, patents, plans, drawings, diagrams, schematics, assembly and display materials relating to any of the foregoing; and all other property constituting "inventory" as such term is defined in the Uniform Commercial Code.






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         Obligations. The meaning specified for such term in the Credit
Agreement.

         Perfection Certificate. A certificate signed by a responsible officer of a Debtor in the form attached hereto as Exhibit A and delivered concurrently herewith.

         Permitted Encumbrances. The meaning specified for such term in the Credit Agreement.

         Securities. All of the securities and instruments held by any Debtor, including without limitation all stocks, bonds, U.S. Treasury bills, certificates of deposit, mutual or money market fund shares; and all distributions made and all sums due or to become due on any of the foregoing, and all securities, instruments or other property purchased or acquired as a result of the investment and reinvestment thereof as hereinafter provided, and all other property constituting "investment property" and "securities entitlements" as such term is defined in the Uniform Commercial Code.

         Uniform Commercial Code. The Uniform Commercial Code as in effect in The Commonwealth of Massachusetts.

         Section 2. Grant.

         (a) To secure the payment and performance of the Obligations, each Debtor hereby assigns and pledges to the Secured Party all of its rights, title and interest in, and grants to the Secured Party a continuing security interest in, the following described property: Accounts, Equipment, Inventory, General Intangibles and Securities; whether now owned or existing or hereafter arising or acquired, together with all goods, instruments, documents of title, policies and certificates of insurance, securities, chattel paper, deposit accounts, cash or other property owned by such Debtor or in which such Debtor has an interest; any and all additions, substitutions, replacements and accessions thereto; and all proceeds and products of respect any of the foregoing (collectively, the "Collateral").

         (b) Notwithstanding the foregoing provisions of Section 2(a) or elsewhere in this Agreement, so long as no Event of Default has occurred and is continuing, the Secured Party shall not take any act or omit to take any act toward perfection of the Encumbrance granted to the Secured Party pursuant to
Section 2(a), above, in the following described property of any Debtor: motor vehicles and, to the extent the same are held by third parties and not Lender, deposit, checking or other bank accounts.

         (c) Notwithstanding the foregoing provisions of Section 2(a), such grant of security interest shall not extend to and the term "Collateral" shall not include, any chattel paper and general intangibles which are now or hereafter held by the Debtor as licensee, lessee or otherwise, to the extent that (i) such chattel paper and general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto consent of the licensor or lessor thereof or other applicable party thereto and
(ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any and all proceeds of such chattel paper and general intangibles to the extent that the assignment or encumbering of





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such proceeds is not so restricted and (B) upon any such licensor, lessor or other applicable party consent with respect to any such otherwise excluded chattel paper or general intangibles being obtained, thereafter such chattel paper or general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

         Section 3. Representations, Warranties and Covenants. Each Debtor hereby (a) confirms the representations, warranties and covenants set forth in the Credit Agreement, which are incorporated by reference herein, (b) makes the following representations and warranties and (c) agrees to the following covenants, each of which representations, warranties and covenants shall be continuing and in force so long as this Agreement is in effect:

         3.1 Perfection Certificate. The information contained in such Debtor's Perfection Certificate is true, correct and complete, except for changes which would not affect perfection of the Secured Party's security interest in the Collateral.

         3.2 Name; Debtor/Collateral Location; Changes.

         (a) The name of each Debtor set forth on the first page hereof is the true and correct legal name of such Debtor, and except as otherwise disclosed in the Perfection Certificate, within the last five years such Debtor has not done business as or used any other name.

         (b) The address of each Debtor set forth in such Debtor's Perfection Certificate and identified as its chief executive office is such Debtor's chief executive office and the place where its business records are kept. All tangible Collateral other than Securities and items in transit in the ordinary course of business is located at the addresses specified in such Debtor's Perfection Certificate.

         (c) No Debtor will change its name, identity or organizational structure or chief executive office or place where its business records are kept, or move any tangible Collateral (other than Securities and items in transit - in the ordinary course of business) to a location other than those set forth in its Perfection Certificate (or to new store locations which would not affect perfection of the Secured Party's security interest in any of the Collateral), or merge into or consolidate with any other entity, unless such Debtor shall have given the Secured Party at least 30 days' prior written notice thereof and shall have delivered to the Secured Party such new Uniform Commercial Code financing statements or other documentation as may be necessary or required by the Secured Party to ensure the continued perfection and priority of the security interests granted by this Agreement. An updated Perfection Certificate for such Debtor shall be delivered to the Secured Party with any such notice.

         3.3 Ownership of Collateral; Absence of Liens and Restrictions. The Debtors are, and in the case of property acquired after the date hereof, will be, the sole legal and equitable owners of the Collateral, holding good and marketable title to the same free and clear of all Encumbrances except for the security interests granted hereunder or Permitted Encumbrances, and have good right and legal authority to assign, deliver, and create a security interest in the Collateral in the manner herein contemplated.



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         3.4 Security Interest. Subject to Section 2(b), above, this Agreement, together with the filing of Uniform Commercial Code financing statements in the appropriate offices for the locations of Collateral listed in the Perfection Certificate, create in favor of the Secured Party a valid and continuing lien on and perfected security interest in the Collateral (except for property located in the United States in which a security interest may not be perfected by filing under the Uniform Commercial Code), and, based on the information listed in the Perfection Certificate, such security interest is prior to all other Encumbrances, except Permitted Encumbrances, and is enforceable as such against creditors of any Debtor. Other than as disclosed in the Perfection Certificate, no financing statement under the Uniform Commercial Code of any state or other instrument evidencing an Encumbrance that names any Debtor as debtor is on file in any jurisdiction and no Debtor has signed any such document or any agreement authorizing the filing of any such financing statement or instrument.

         3.5 Maintenance; Taxes; Sales; Encumbrances; Insurance. The Debtors will: (a) keep the Collateral in good order and repair; (b) not use the Collateral in violation of law or any policy of insurance thereon; (c) except as may be permitted in the Credit Agreement, pay promptly when due all taxes and assessments on the Collateral or on its use or operation; (d) except as may be permitted in the Credit Agreement, not sell, grant, assign or transfer any interest in, or permit to exist any Encumbrances on, any of the Collateral other than Permitted Encumbrances; (e) defend their title to, and the Secured Party's interest in, the Collateral against all claims and take any action necessary to remove any Encumbrances other than Permitted Encumbrances and defend the right, title and interest of the Secured Party in and to any of the Debtors' rights in the Collateral; and (f) keep the Collateral insured at all times as required in the Credit Agreement.

         3.6 Fixture Conflicts; Required Waivers. The Debtors intend, to the extent not inconsistent with applicable law, that the Collateral shall remain personal property of the Debtors and shall not be deemed to be a fixture irrespective of the manner of its attachment to any real estate. Each Debtor will use reasonable efforts to deliver to the Secured Party such disclaimer, waiver, or other document as the Secured Party may request, executed by each person having an interest in such real estate, which efforts shall include, without limitation, delivering any such disclaimer, waiver, or document in executable form to each such person.

         3.7 Accounts: Collection and Delivery of Proceeds. Until the Secured Party exercises its rights to collect the Accounts pursuant to this Agreement, each Debtor will, in accordance with its customary business practices, diligently collect all of its Accounts constituting Collateral. So long as any Event of Default has occurred and is continuing, each Debtor shall, at the request of the Secured Party, notify account debtors of the security interest of the Secured Party in any Account and that payment thereof is to be made directly to the Secured Party. So long as any Event of Default has occurred and is continuing, any proceeds of Accounts or Inventory constituting Collateral received by any Debtor, whether in the form of cash, checks, notes or other instruments, shall be held in trust for the Secured Party and the Debtors shall deliver said proceeds daily into a Bank Account (as defined in Exhibit B) designated and controlled by the Secured Party without commingling, in the identical form received (properly endorsed or assigned where required to enable the Secured Party to collect same).

         3.8 Further Assurances. Subject to Section 2(b), above, upon the written request of the Secured Party, and at the sole expense of the Debtors, the Debtors will promptly execute and deliver such further instruments and documents and take such further actions as the Secured




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Party may reasonably deem desirable to obtain the full benefits of this
Agreement and of the rights and powers herein granted, including, without limitation, filing of any financing statement under the Uniform Commercial Code; execution of collateral assignments of General Intangibles, pledges or designations of Inventory and assignments of Accounts (giving the Secured Party full power to collect, compromise or otherwise deal with the assigned accounts receivable as the sole owner thereof subject to the terms hereof), all in form and substance satisfactory to the Secured Party; and transfer of Collateral to the Secured Party's possession to the extent necessary to perfect the same. When an Event of Default has occurred and is continuing, upon the written request of the Secured Party, and at the sole expense of the Debtors, the Secured Party may take any act or omit to take any act the Secured Party deems desirable to perfect its security interest in Debtors' property listed in Section 2(b), above, including, without limitation, at such time, the immediate execution and delivery by the Debtors to the Secured Party of an Agency Agreement ("Agency Agreement"), substantially in the form of Exhibit B hereto (with all blanks appropriately completed) with respect to each deposit, checking or other bank account maintained by each Debtor, and Debtors shall so execute and deliver the same, upon Secured Party's request. Each Debtor authorizes the Secured Party to file any such financing statement without the signature of a Debtor to the extent permitted by applicable law, and to file a copy of this Agreement in lieu of a financing statement. If any amount in excess of $25,000 payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to it, provided, that, so long as any Event of Default has occurred and is continuing, all such notes or instruments, regardless of amount shall be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party, and provided, further, that, until the occurrence of an Event of Default, the Debtors shall be entitled to collect the proceeds of such notes and instruments.

         Section 4. Notices and Reports Pertaining to Collateral. Each Debtor will, with respect to the Collateral:

         (a) promptly furnish to the Secured Party, from time to time upon the Secured Party's reasonable request, reports regarding the Collateral, in form and detail satisfactory to the Secured Party, including those reports required in the Credit Agreement;

         (b) promptly notify the Secured Party of any Encumbrance asserted against the Collateral, including any attachment, levy, execution or other legal process levied against any of the Collateral, and of any other material information received by any Debtor relating to the Collateral, including the Accounts, the account debtors, or other persons obligated in connection therewith, that may in any way materially and adversely affect the value of the Collateral or the rights and remedies of the Secured Party with respect thereto; and

         (c) promptly after the application by any Debtor for registration of any General Intangibles, notify the Secured Party thereof.

Each Debtor authorizes the Secured Party to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to the Secured Party in connection with the transactions contemplated herein at any time subsequent to 12 months from the time such items are delivered to the Secured Party.



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         Section 5. Secured Party's Rights with respect to Collateral. Each
Debtor hereby appoints the Secured Party as its lawful attorney-in-fact, with full power of substitution, in the name of such Debtor, for the sole use and benefit of the Secured Party, but at such Debtor's expense, at the Secured Party's option and at any time, after the occurrence of an Event of Default, and during the continuance thereof, without notice or demand on such Debtor, to exercise all or any of following powers with respect to the Collateral:

         (a) with respect to any Accounts: (i) notify account debtors of the security interest of the Secured Party in such Accounts and that payment thereof is to be made directly to the Secured Party (which notice shall not affect the duties of the Debtors described in Section 3.6); (ii) demand, collect, and receipt for any amounts relating thereto, as the Secured Party may determine;
(iii) commence and prosecute any actions in any court for the purposes of collecting any such Accounts and enforcing any other rights in respect thereof;
(iv) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate; (v) receive, open and dispose of mail addressed to such Debtor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Accounts or securing or relating to such Accounts, on behalf of and in the name of such Debtor; and (vi) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Accounts or the goods or services which have given rise thereto, as fully and completely as though the Secured Party were the absolute owner thereof for all purposes;

         (b) with respect to any Equipment and Inventory: (i) make, adjust and settle claims under any insurance policy related thereto and place and pay for appropriate insurance thereon; (ii) discharge taxes and other Encumbrances at any time levied or placed thereon; (iii) make repairs or provide maintenance with respect thereto; and (iv) pay any necessary filing fees and any taxes arising as a consequence of any such filing (it being understood and agreed that the Secured Party shall have no obligation to make any such expenditures nor shall the making thereof relieve such Debtor of its obligation to make such expenditures); and

         (c) with respect to any Securities (i) transfer them at any time to itself, or to its nominee, and receive the income thereon and hold the same as Collateral hereunder or apply it to any matured Obligations; and (ii) demand, sue for, collect or make any compromise or settlement it deems desirable.

Except as otherwise provided herein, the Secured Party shall have no duty as to the collection or protection of the Collateral nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any Collateral in its possession.

         Section 6. Secured Party's Rights and Remedies.

         (a) So long as any Event of Default shall have occurred and be continuing, the Secured Party shall have all of the following rights and remedies:

                  (i) The Secured Party may, at its option, without notice or demand (other than as provided for in the Credit Agreement), cause all of the Obligations to become immediately due and payable and take immediate possession of the Collateral, and for that




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         purpose the Secured Party may, so far as the Debtors can give authority therefor, enter upon any premises on which any of the Collateral is situated and remove the same therefrom or remain on such premises and in possession of such Collateral for purposes of conducting a sale or enforcing the rights of the Secured Party.

                  (ii) Each Debtor will, upon demand, assemble the Collateral and make it available to the Secured Party at such places and times designated by the Secured Party that are reasonably convenient to both parties.

                  (iii) The Secured Party may collect and receive all income and proceeds in respect of the Collateral and exercise all rights of any Debtor with respect thereto, including without limitation the right to exercise all voting and corporate rights at any meeting of the shareholders of the issuer of any Securities and to exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Securities as if the Secured Party were the absolute owner thereof, including the right to exchange, at its discretion, any and all of any Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, all without liability except to account for property actually received (but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing).

                  (iv) The Secured Party may sell, lease or otherwise dispose of the Collateral at a public or private sale, with or without having the Collateral at the place of sale, and upon such terms and in such manner as the Secured Party may determine, and the Secured Party may purchase any Collateral at any such sale. Unless the Collateral threatens to decline rapidly in value or is of the type customarily sold on a recognized market, the Secured Party shall send to the Debtors prior written notice (which, if given within ten days of any sale, shall be deemed to be reasonable) of the time and place of any public sale of the Collateral or of the time after which any private sale or other disposition thereof is to be made. Each Debtor agrees that upon any such sale the Collateral shall be held by the purchaser free from all claims or rights of every kind and nature, including any equity of redemption or similar rights, and all such equity of redemption and similar rights are hereby expressly waived and released by the Debtors. In the event any consent, approval or authorization of any governmental agency is necessary to effectuate any such sale, the Debtors shall execute all applications or other instruments as may be required.

                  (v) In any jurisdiction where the enforcement of its rights hereunder is sought, the Secured Party shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code.

         (b) So long as any Event of Default shall have occurred and be continuing, prior to any disposition of Collateral pursuant to this Agreement the Secured Party may, at its option, cause any of the Collateral to be repaired or reconditioned (but not upgraded unless mutually agreed) in such manner and to such extent as to make it salable.

         (c) The Secured Party is hereby granted a license or other right to use, so long as any Event of Default shall have occurred and be continuing, without charge, any Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and




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

advertising matter, or any property of a similar nature, relating to the Collateral, in completing production of, advertising for sale and selling any Collateral; and (subject to Section 2(b)) all Debtors' rights under all licenses and all franchise agreements shall inure to the Secured Party's benefit.

         (d) Each Debtor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Securities by reason of certain prohibitions contained in the Securities Act of 1933 (as amended from time to time, the "Securities Act") or the securities laws of various states (the "Blue Sky Laws"), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, other things, to acquire the Securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges that private sales so made may be at prices and upon other terms less favorable to the seller than if the Securities were sold at public sales. Each Debtor agrees that the Secured Party has no obligation to delay sale of any of the Securities for the period of time necessary to permit the Securities to be registered for public sale under the Securities Act or the Blue Sky Laws, and that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

         (e) So long as any Event of Default shall have occurred and be continuing, the Secured Party shall be entitled to retain and to apply the proceeds of any disposition of the Collateral, first, to its reasonable expenses of retaking, holding, protecting and maintaining, and preparing for disposition and disposing of, the Collateral, including attorneys' fees and other legal expenses incurred by it in connection therewith; and second, to the payment of the Obligations in such order of priority as the Secured Party shall determine. Any surplus remaining after such application shall be paid to the Debtors or to whomever may be legally entitled thereto, provided that in no event shall any Debtor be credited with any part of the proceeds of the disposition of the Collateral until such proceeds shall have been received in cash by the Secured Party. The Debtor shall remain liable for any deficiency.

         Section 7. Waivers. Each Debtor waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any loans made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to such Debtor under this Agreement or any other document evidencing the Obligations. With respect to both the Obligations and the Collateral, each Debtor assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party may exercise its rights with respect to the Collateral without resorting, or regard, to other among collateral or sources of reimbursement for Obligations. The Secured Party shall not be deemed to have waived any of its rights with respect to the Obligations or the Collateral unless such waiver is in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not bar or waive the exercise of any right on any future occasion. All rights and remedies of the Secured Party in the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers,




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

are cumulative and not exclusive of any remedies provided by law or any other agreement, and may be exercised separately or concurrently.

         Section 8. Expenses. Each Debtor shall, on demand, pay or reimburse the Secured Party for all reasonable expenses (including attorneys' fees of outside counsel or allocation costs of in-house counsel) incurred or paid by the Secured Party in connection with the preparation, negotiation and closing, and the administration or enforcement, of this Agreement, its commercial credit examinations (subject to any limitations in the Credit Agreement) and any other amounts permitted to be expended by the Secured Party hereunder, including without limitation such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, priority and value of any security interest created hereby, the collection, sale or other disposition of any of the Collateral or the exercise by the Secured Party of any of the rights conferred upon it hereunder.

         Section 9. Notices. Any demand upon or notice to the Debtors that the Secured Party may give shall be effective when delivered in accordance with the Credit Agreement.

         Section 10. General. This Agreement may not be amended or modified except by a writing signed by the Debtors and the Secured Party, nor may the Debtors assign any of their rights hereunder. Section headings are for convenience of reference only and are not a part of this Agreement. This Agreement shall be binding upon the Debtors, their successors and assigns, and shall inure to the benefit of and be enforceable by the Secured Party and its successors and assigns.

         SECTION 11. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF TRIAL BY JURY.

         (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER SEAL AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING REFERENCE TO ANY CONFLICTS OF LAW PROVISIONS THEREIN) EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST GRANTED HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE REQUIRED TO BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS.

         (b) EACH OF THE DEBTORS AND THE SECURED PARTY AGREES THAT NEITHER IT NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN SUCH DEBTOR AND THE SECURED PARTY OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE SECURED PARTY NOR ANY DEBTOR HAS

AGREED WITH OR REPRESENTED TO ANY OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         (c) EACH DEBTOR HEREBY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN OR OTHER REVIEW SOUGHT FROM THE AFORESAID COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF THE DEBTORS' OBLIGATIONS UNDER OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE IN ANY OF SUCH COURTS.

         Section 12. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same Agreement.

         IN WITNESS WHEREOF, each of the Debtors and the Secured Party have caused this Agreement to be duly executed as an instrument under seal as of the date first written above.

                                            DEBTORS:

                                            DIEDRICH COFFEE, INC.


                                            By:  /s/ Ann Wride
                                               ---------------------------------


                                            COFFEE PEOPLE, INC.


                                            By:  /s/ Ann Wride
                                               ---------------------------------


                                            COFFEE PEOPLE WORLDWIDE, INC.


                                            By:  /s/ Ann Wride
                                               ---------------------------------


                                            GLORIA JEAN'S, INC.


                                            By:  /s/ Ann Wride
                                               ---------------------------------


                                            EDGLO ENTERPRISES, INC.


                                            By:  /s/ Ann Wride
                                               ---------------------------------


                                            GLORIA JEAN'S GOURMET COFFEES CORP.


                                            By:  /s/ Ann Wride
                                               ---------------------------------


                                            GLORIA JEAN'S GOURMET COFFEES
                                            FRANCHISING CORP.


                                            By:  /s/ Ann Wride
                                               ---------------------------------


                                            SECURED PARTY:

                                            BANKBOSTON, N.A.


                                            By:  /s/
                                               ---------------------------------

State of       California
            -----------------------------
County of      Orange                                  June 30            1999
            -----------------------------         ----------------------,------


         Then personally appeared the above named Ann Wride, and acknowledged that he/she executed the foregoing Agreement as his/her free act and deed before me on behalf of each of the foregoing Debtors, as duly authorized agent thereof.


                                                       /s/
                                                       -------------------------
                                                       Notary Public
                                                       My commission expires:

                                    EXHIBIT A
                                    ---------


                             PERFECTION CERTIFICATE

                                       to

                               SECURITY AGREEMENT

                               dated July 7, 1999

                                       of

   DIEDRICH COFFEE, INC., COFFEE PEOPLE, INC., COFFEE PEOPLE WORLDWIDE, INC.,
       GLORIA JEAN'S, INC., EDGLO ENTERPRISES, INC., GLORIA JEAN'S GOURMET COFFEES CORP., and GLORIA JEAN'S GOURMET COFFEES FRANCHISING CORP.

         The undersigned, the Vice President and Chief Financial Officer of DIEDRICH COFFEE, INC., and the Secretary and Treasurer of each of COFFEE PEOPLE, INC., COFFEE PEOPLE WORLDWIDE, INC., GLORIA JEAN'S, INC., EDGLO ENTERPRISES, INC., GLORIA JEAN'S GOURMET COFFEES CORP. and GLORIA JEAN'S GOURMET COFFEES FRANCHISING CORP., and all future Subsidiaries who hereafter become parties hereto (collectively, the "Debtors" and each individually a "Debtor"), hereby certify solely in such capacity, with reference to a certain Security Agreement dated of even date herewith (terms defined in such Security Agreement having the same meanings herein as specified therein), among the Debtors and BankBoston, N.A., (the "Secured Party"), to the Bank as follows:


         1. NAMES.

         (a) THE EXACT CORPORATE NAME OF EACH DEBTOR AS IT APPEARS ON ITS ORGANIZATIONAL DOCUMENTS AND ITS TAXPAYER IDENTIFICATION NUMBER IS AS FOLLOWS:

                                    Diedrich Coffee, Inc.
                                    Tax ID No.: 33-0086628

                                    Coffee People, Inc.
                                    Tax ID No.: 93-1073218

                                    Coffee People Worldwide, Inc.
                                    Tax ID No.: 33-0862454

                                    Gloria Jean's Inc.
                                    Tax ID No.: 86-0743352

                                    Edglo Enterprises, Inc.
                                    Tax ID No.: 36-3401583

                                    Gloria Jean's Gourmet Coffees Corp.
                                    Tax ID No.: 36-3185413

                                    Gloria Jean's Gourmet Coffees
                                    Franchising Corp.
                                    Tax ID No.: 36-3447732

         (b) THE FOLLOWING IS A LIST OF ALL OTHER NAMES (INCLUDING TRADE NAMES OR SIMILAR APPELLATIONS) USED BY THE DEBTOR, OR ANY OTHER BUSINESS OR ORGANIZATION TO WHICH THE DEBTOR BECAME THE SUCCESSOR BY MERGER, CONSOLIDATION, ACQUISITION, CHANGE IN FORM, NATURE OR JURISDICTION OF ORGANIZATION OR OTHERWISE, NOW OR AT ANY PREVIOUS TIME:

         Barn Owl, Inc.
         CP Acquisition
         CP Old, Inc.
         Gloria Jean's Corp.
         Coffee Midwest Corp.
         Gourmet Roasters Corp.
         Gloria Jean's Coffee Bean Corp.
         Gloria Jean's Coffee Bean Franchising Corp.
         The Coffee Bean, Inc.


         2. LOCATIONS.

         (a) THE CHIEF EXECUTIVE OFFICE OF EACH DEBTOR IS LOCATED AT THE FOLLOWING ADDRESSES:

         Diedrich Coffee, Inc. at 2144 Michelson Drive, Irvine, CA 92602
         Coffee People, Inc. at 11480 Commercial Parkway, Castroville, CA 95012 Gloria Jean's, Inc., Gloria Jean's Gourmet Coffees Corp., Gloria Jean's Gourmet Coffees Franchising Corp., and Edglo Enterprises, Inc. at
         11480 Commercial Parkway, Castroville, CA 95012

         (b) THE FOLLOWING IS A LIST OF ALL OTHER LOCATIONS IN WHICH ANY DEBTOR MAINTAINS ANY BOOKS OR RECORDS RELATING TO ANY OF THE COLLATERAL CONSISTING OF ACCOUNTS, CHATTEL PAPER, GENERAL INTANGIBLES OR MOBILE GOODS:

Currently:

 Street and Number                  County           State             Zip Code
 -----------------                  ------           -----             --------

 See Attachment B

Within the last four months, if different:

 Street and Number                  County           State             Zip Code
 -----------------                  ------           -----             --------

      None.



         (c) THE FOLLOWING ARE ALL THE OTHER PLACES OF BUSINESS OF ANY DEBTOR:

Currently:

 Street and Number                  County           State             Zip Code
 -----------------                  ------           -----             --------

 See Attachment B



Within the last four months, if different:

 Street and Number                  County           State             Zip Code
 -----------------                  ------           -----             --------

 Crossroads Mall                    Omaha             NE                68114



         (d) THE FOLLOWING ARE ALL THE OTHER LOCATIONS WHERE ANY OF THE COLLATERAL (OTHER THAN SECURITIES AND ANY DEPOSIT ACCOUNTS) IS LOCATED:

Currently:

 Street and Number                  County           State             Zip Code
 -----------------                  ------           -----             --------

 None.



Within the last four months, if different:

 Street and Number                  County           State             Zip Code
 -----------------                  ------           -----             --------

 See Attachment C

         (e) THE FOLLOWING ARE THE NAMES AND ADDRESSES OF ALL PERSONS OR ENTITIES OTHER THAN ANY OF THE DEBTORS, SUCH AS LESSEES, CONSIGNEES, WAREHOUSEMEN, POUNDERKEEPERS OR PURCHASERS OF CHATTEL PAPER, THAT HAVE POSSESSION OR ARE INTENDED TO HAVE POSSESSION OF ANY OF THE COLLATERAL CONSISTING OF CHATTEL PAPER, INVENTORY OR EQUIPMENT:

Currently:

 Street and Number                  County           State             Zip Code
 -----------------                  ------           -----             --------

 See Attachment D



Within the last four months, if different:

 Street and Number                  County           State             Zip Code
 -----------------                  ------           -----             --------

 None.

         IN WITNESS WHEREOF, we have hereunto signed this Certificate as an instrument under seal as of July 7,1999.


                                            DIEDRICH COFFEE, INC.


                                            By:
                                               ---------------------------------
                                               Title:


                                            COFFEE PEOPLE, INC.


                                            By:
                                               ---------------------------------
                                               Title:


                                            COFFEE PEOPLE WORLDWIDE, INC.


                                            By:
                                               ---------------------------------
                                               Title:


                                            GLORIA JEAN'S, INC.


                                            By:
                                               ---------------------------------
                                               Title:


                                            EDGLO ENTERPRISES, INC.


                                            By:
                                               ---------------------------------
                                               Title:


                                            GLORIA JEAN'S GOURMET COFFEES CORP.


                                            By:
                                               ---------------------------------
                                               Title:


                                            GLORIA JEAN'S GOURMET COFFEES
                                            FRANCHISING CORP.


                                            By:
                                               ---------------------------------
                                               Title:

                                    EXHIBIT B
                                    ---------

                                AGENCY AGREEMENT

                        --------------------------------

                           Telephone:
                                      ------------------
                           Telecopier:
                                      ------------------
                           Dated:
                                  ----------------------


[Agency Account Institution]
[Address]

         Re: Account No.
                         --------------------

Ladies and Gentlemen:

         This letter refers to Account No. _________ and all other accounts (collectively, the "Bank Account") which ___________________________ (the "Company") maintains with you (the "Bank").

         The Company hereby notifies you that it has entered into certain financial arrangements with BankBoston, N.A. ("BKB") and certain other lenders and, in connection with those financial arrangements, it has transferred exclusive control of the Bank Account to BKB, as agent for itself and such lenders.

         By its execution and delivery of this letter to BKB, the Bank irrevocably acknowledges and agrees as follows: (a) the Bank has been advised that all funds which may from time to time be on deposit in the Bank Account are subject to a lien and security interest in favor of BKB; (b) the Bank shall disclose to BKB such information relating to the Bank Account and the debits and credits thereto as the BKB may from time to time reasonably request; (c) except as set forth below, the Bank will not exercise any right of set-off, banker's lien or any similar right in favor of itself or any other person in connection with any monies, checks, drafts, instruments or other items of payment deposited into the Bank Account, or any funds on deposit thereon; (d) the Bank will collect all monies, checks, drafts, instruments and other items of payment deposited into the Bank Account; and (e) upon the Bank's receipt of written notice from BKB, it will on a daily basis transfer the collected available balance of funds standing to the credit of the Bank Account by wire transfer (or other means acceptable to BKB) solely to:

         BankBoston, N.A.
         Account No. _________________
         ABA No. ____________________
         Re:  Diedrich Coffee, Inc. and its Subsidiaries
         Attn: ________________________

(the "BKB Concentration Account") or such other destination as BKB shall designate. BKB hereby notifies you that BKB will from time to time access the Bank Account for the sole purpose of facilitating the transfer of funds therein to the BKB Concentration Account pursuant to the instructions set forth in the foregoing sentence.

         Notwithstanding anything in this letter to the contrary, the Bank shall have the right to deduct from or set off against amounts from time to time in the Bank Account (i) your usual and customary costs and expenses in respect of interest on overdrafts and any return items, and your usual and customary fees and expenses associated with any such return item, overdraft and/or the maintenance of the Bank Account and (ii) the face amount (or portion thereof) of any check, instrument or other item which was deposited in the Bank Account and which has been returned unpaid for reasons of insufficient funds or has otherwise not been collateral. You hereby acknowledge and agree that all such interest, costs, fees and expenses shall be for the account of the Company and in the event the amounts in the Bank Account are insufficient to reimburse you for the same, the Company hereby agrees to reimburse you for such interest, costs, fees and/or expenses immediately upon your demand therefor in immediately available funds.

         The Bank shall have no duty to inquire into the source or use of any monies, checks, drafts, instruments or other items or amounts deposited into the Bank Account. The Company hereby agrees that any deposits of monies, checks, drafts, instruments or other items into or withdrawals from the Bank Account now or hereafter directed by BKB are authorized by the Company and the Company acknowledges that it has no right to withdraw or direct the transfer of any or all credit balances at any time, except to the extent provided on a written notice from BKB. The Bank shall be fully protected in acting on any instruction of BKB with respect to the Bank Account without making any inquiry as to BKB's authority to give such instruction.

         The Company consents and agrees to the foregoing, authorizes the Bank to enter into this letter agreement, and agrees to indemnify and hold harmless the Bank from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses and liabilities of every nature and character arising out of the Bank's compliance with the terms of this letter, except such as result from the Bank's gross negligence or willful misconduct, and in no event shall the Bank be liable for any consequential, indirect or special damages.

         This letter agreement is binding upon each of the undersigned and you and each of our respective successors and assigns and shall inure to the benefit of each of us and other respective successors and assigns. It supersedes all prior agreements, oral or written, with respect to the subject matter hereof, and may not be modified without the prior written consent of each of the parties hereto. In addition, the terms of this letter agreement may not be modified without the prior written consent of BKB.

         This letter agreement may be terminated only as follows: (i) you may terminate this letter agreement and the Bank Account at any time which is thirty
(30) days or more after the date you
shall have given written notice of such termination to BKB and to the Company and (ii) BKB may terminate this letter agreement and the Bank Account at any time which is ten (10) days or more after the date BKB shall have given written notice of such termination (sent to each of the Company and you). In addition, the terms of this letter agreement may not be modified without the prior written consent of BKB.

         Any notice hereunder shall be delivered to the relevant party hereto at the address and to the attention of such party set forth below, or at such other address or to the attention of such other party as the party to be addressed may specify by written notice delivered to each other party hereto. No termination shall affect or impair any of the agreements, rights or obligations hereunder of any party with respect to any periods of time prior to the date of such termination.

         This letter agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts and applicable federal law. This letter agreement shall become effective immediately upon being executed by all of the parties hereto.

                                          Very truly yours,

                                          -------------------------------------
                                          Name of Company

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------
                                          Address:
                                                   -----------------------------
                                          Telephone:
                                                     ---------------------------
                                          Telecopier:
                                                     ---------------------------
                                          Attention:
                                                     ---------------------------

                                          BANKBOSTON, N.A.

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------
                                          Address: 100 Federal Street
                                                   Boston, MA 02110
                                          Attention:
                                                     ---------------------------
                                          Telephone:
                                                     ---------------------------
                                          Telecopier:
                                                     ---------------------------


                             (signatures continued)

         Acknowledged and agreed to this _____ day of _________, _____.


         -----------------------------
         [Name of Bank]

         By:
             -------------------------
         Name:
               -----------------------
         Title:
                ----------------------
         Address:
                 ---------------------
         Telephone:
                   -------------------
         Telecopier:
                    ------------------
         Attention:
                    ------------------